Exhibit 99.2

                   INGEN TECHNOLOGIES & INVACARE SUPPLY GROUP
         MEDICAL SUPPLY MASTER DISTRIBUTION AGREEMENT (8-K EXHIBIT ONLY)

This Medical Supply Master Distribution Agreement ("Agreement") is made and executed by and between Ingen Technologies, Inc. ("Ingen"), with its principal headquarters at 285 East County Line Road, Calimesa, CA. 92320 and Invacare Supply Group, Inc. ("ISG"), having its principal place of business at 75 October Hill Road, Holliston, MA, 01746-1308.

(*) = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT AND ADDENDA, MARKED BY AN ASTERISK (AND BOLDED TYPE IN THE SEPARATE FILING), HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION ("SEC") PURSUANT TO SEC RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                              TERMS AND CONDITIONS

A)    TERM AND TERMINATION
      a) This Agreement shall have a three (3) year term commencing on August 1, 2007 and ending on July 31, 2010, unless earlier terminated pursuant to this Agreement's provisions. If this Agreement has not earlier terminated, or if neither party has notified the other by July 1, 2010 that it does not desire to renew this Agreement, then at the end of the initial term this Agreement shall be continue on a month to month basis until terminated by either party upon giving the other party a thirty (30) day notice of termination.
      b) Either party may terminate this agreement with or without cause upon giving the other party a minimum of ninety (90) days prior written notice of such termination.
      c) Ingen may terminate this Agreement upon thirty (30) days prior written notice if the condition precedent in Section 3(b) occurs.
      d) Either party may terminate this Agreement pursuant to its rights under Section 20 (Participation in Health Care Programs).

B)    DISTRIBUTION OFINGEN PRODUCT
      a) Ingen hereby appoints ISG as its exclusive distributor of the Ingen Oxyview ("Oxyview" or "Products") in North America, South America, Europe, Australia, New Zealand and Asia (the "Territory"). Ingen hereby represents and warrants that it has obtained all necessary regulatory approvals in the USA to sell the Oxyview in the USA. For those areas outside of the USA, Ingen is in the process of ISO 13485 Certification to sell Oxyview; although Oxyview has received FDA 510k clearance, and Ingen is DHS Certified, Ingen believes that the device may require ISO 13485 Certification for international sales. Ingen is at the time of contracting reviewing a proposal from an ISO Consulting Firm to assist in Ingen's ISO 13485 Certification. ISG and Ingen will work cooperatively to identify what international requirements exist to be met before Oxyview may be sold. If during the term of this Agreement Ingen obtains regulatory approvals in additional countries or areas to sell Oxyview during the term of this Agreement, the Territory and ISG's exclusivity shall be expanded to include such countries or areas if requested by ISG.
      b) As a permitted exception to the appointment grant, Ingen can sell direct to aviation, military and fire departments that are located in the Territory -- see section 5 for more details on attribution of such direct to consumer sales between the parties.
      c) ISG accepts such appointment. ISG shall use reasonable commercial efforts to exploit the rights granted to it in this Agreement and to implement a plan for commercializing Oxyview in the Territory.

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                   INGEN TECHNOLOGIES & INVACARE SUPPLY GROUP
              MEDICAL SUPPLY MASTER DISTRIBUTION AGREEMENT (CONT.)

      d) Ingen acknowledges and agrees that ISG is not prohibited from selling or promoting products that are competitive with Oxyview.

3.    PURCHASES
      a) ISG agrees to an initial purchase of (*) for each unit. The initial purchase will spread over a period of sixty (60) days; ISG shall instruct Ingen on the timing of all such shipments.
      b) ISG presently intends to purchase an additional (*) per unit within eight (8) months of this Agreement's effective date. Any failure by ISG to make such intended additional purchases within such period will not constitute a breach of this Agreement and ISG will not be obligated to Ingen for any monetary shortfall payment or other penalty or liability of any kind related to such failure; however, Ingen may at its option terminate this Agreement upon thirty (30) days notice in the event of such failure.
      c) Following a twelve (12) month sales history, if the Agreement is still in effect, ISG and Ingen will create goals for the remaining length of the contract. No automatic shipments will be accepted by ISG; orders will solely be placed based on customer demand. ISG will supply detailed forecast/projections based solely on past/current sales performance. ISG is not responsible for significant sales decreases or increases due to customer shifts. All orders will be accompanied with a purchase order.
      d)    Ingen agrees to provide ISG with (*) "Oxyview" units ((*) units per year) for sampling (demo) purposes, at no charge. Ingen agrees to also send out sampling (demo) units as part of their marketing effort. ISG shall not sell such units.

4.    PRICING PROGRAM; CONFIDENTIALITY
      a) All sales of product by Ingen to ISG following the effective dates of this agreement shall be governed by and subject to the provisions of this Agreement. Ingen will sell product to ISG at the prices as set forth in Addendum "A" attached to this agreement. All prices are to remain firm during the term of the Agreement unless otherwise negotiated between Ingen and ISG.
      b) The parties have entered into a mutual non-disclosure agreement simultaneous with this Agreement and it is hereby incorporated herein by this reference.

5.    SALES / CUSTOMERS
      a) Ingen agrees to deliver all existing customers of "Oxyview" to ISG. Ingen agrees to deliver all future Oxyview purchase inquiries to ISG. Further, Ingen will deliver for the benefit of ISG all Ingen direct to consumer sales made by Ingen via PayPal and other methods; ISG and Ingen finance personnel shall confer on revenue recognition, sales tax and other related issues and reach agreement on proper treatment of same.
      b) Ingen agrees to inform ISG of GSA acceptance. Currently the GSA application was submitted and is pending pursuant to $(*) in sales. If accepted, ISG shall be entitled to supply product under such award.
      c)    Ingen agrees to a sales incentive for ISG, as set forth in Addendum
      "B".

(*) = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT AND ADDENDA, MARKED BY AN ASTERISK (AND BOLDED TYPE IN THE SEPARATE FILING), HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION ("SEC") PURSUANT TO SEC RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                   INGEN TECHNOLOGIES & INVACARE SUPPLY GROUP
              MEDICAL SUPPLY MASTER DISTRIBUTION AGREEMENT (EMIT.)

6.    ISG CUSTOMER SERVICE
      a) ISG must be available to receive orders between the hours of 8:00a.m. and 8:00 p.m. (EST) Monday through Friday.
      b) ISG will provide necessary support to ensure that the implementation of the program is satisfactory, including instructions to locations on policies and procedures, billing and problem resolution.

7.    INGEN MARKETING
      a) Ingen agrees to continue an advertising campaign at its current monetary level, for "Oxyview" for the next 24 months.
      b) Ingen agrees to work with ISG's marketing department to target opportunities. In furtherance of that agreement, Ingen will make available its knowledgeable sales personnel to ISG, to provide training to and field sales support of ISG sales personnel.
      c) Ingen will supply ISG an advertising co-op allowance of 2% of total purchases, upon ISG proving proof of advertising expenditures that promote Oxyview.
      d)    Ingen will provide ISG with technical support and service.

8.    SHIPPING A ND DELIVERY
      Ingen shall pay ground or air freight on all into stock orders to all ISG's distribution centers.

9.    PAYMENT TERMS
      a)    Terms shall be 2% Net 30 or Net 45.
      b) There shall be a 1 .5% interest charge for any unpaid receivable over 60 days.

10.   RIGHT OFFIRSTREFUSAL FOR ADDITIONAL INGEN PRODUCTS
      Ingen hereby grants ISG the right of first refusal for exclusive distribution rights in the Territory for Ingen's proposed new product "OxyAlert" and any future products that Ingen may develop and seek to market during the term of this Agreement in the Territory.

11.   RESTOCKING FEE & RETURN OF PRODUCT
      a) All returned Product(s) will be in their original carton and in re-sellable condition.
      b) Products returned within one thirty (30) days of the invoice date will not be subject to a restocking fee.
      c) All Products returned after thirty(30) days from the invoice date will be subject to a ten percent (10%) restocking fee, other than returns made as a result of errors in shipping by Ingen. There are no returns allowed after ninety (90) days.
      d) ISG will be responsible for paying freight on all return products other than returns required by errors in shipment by Ingen.

12.   LIABILITY INSURANCE: INDEMNIFICATION

      a) During this Agreement and for five (5) years after any termination, Ingen shall maintain product liability insurance with a financially sound insurance carrier in the amount of at least $1,000,000 per occurrence and at least $2,000,000 in the aggregate. ISG and Ingen shall meet from time to time to determine whether such amounts are sufficient depending on sales levels. Ingen must issue a certificate of insurance naming "Invacare Supply Group, Inc." as a certificate holder and named insured, and which shall state complete vendor coverage.

(*) = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT AND ADDENDA, MARKED BY AN ASTERISK (AND BOLDED TYPE IN THE SEPARATE FILING), HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION ("SEC") PURSUANT TO SEC RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                   INGEN TECHNOLOGIES & INVACARE SUPPLY GROUP
              MEDICAL SUPPLY MASTER DISTRIBUTION AGREEMENT (CONT.)

      b) Ingen shall indemnify and hold harmless ISG, its directors, officers, employees, agents and representatives from and against any obligations, costs, claims, judgments and expenses (including reasonable attorney's fees, expert fees and related expenses) arising out of or resulting from or in connection with: ( i ) any breach of this Agreement by or on behalf of Ingen, its directors, officers, employees, agents or representatives, ( ii ) any negligent act or omission by, or willful misconduct of, Ingen, its directors, officers, employees, agents or representatives, ( iii ) any warranty, condition, representation, indemnity or guarantee made or granted by Ingen, its directors, officers, employees, agents or representatives with respect to Oxyview, (iv) any claims, losses, damages or expenses which may be made against ISG arising from a defect in any Oxyview unit, (v) claims, losses, damages or expenses which may be made against ISG arising from any alleged or actual infringement by Ingen of patent rights, trademarks or copyrights of a third party, and ( vi ) a voluntary recall, or any actions brought by any local, state, federal or foreign government agency concerning the Oxyview.
      c) ISG shall indemnify and hold harmless Ingen, its directors, officers, employees, agents and representatives from and against any obligations, costs, claims, judgments and expenses (including reasonable attorney's fees, expert fees and related expenses) arising out of or resulting from or in connection with: (i) any breach of this Agreement by or on behalf of ISG, its directors, officers, employees, agents or representatives, (ii) any negligent act or omission by, or willful misconduct of, ISG, its directors, officers, employees, agents or representatives.
      d) The provisions of this Section shall survive termination of this Agreement for a period of five (5) years.

13.   LIMITATION OF WARRANTIES
      There are no warranties, expressed or implied, including a warranty of merchantability or fitness for a particular purpose, on any Ingen Products provided to ISG except those manufacturer's warranties which may be explicitly set forth in the description and directions for an Ingen product. This disclaimer of warranties includes, but is not limited to, any warranty regarding; the merchantability of the any Ingen products or the fitness for any particular purpose.

14.   BINDING EFFECT OF A GREEMENT; GOVERNING LAW
      This Agreement shall be binding upon, and shall inure to the benefits of the other parties, their personal and legal representatives, and their heirs, successors and permitted assigns. The laws of the State of Massachusetts shall govern this Agreement and its construction and interpretation, without regard to conflicts of law rules.

15.   ASSIGNMENT
      Neither party shall assign, sell, transfer or otherwise alienate this Agreement, or any duty, obligation or right under this Agreement, without the express written consent of the other party, which consent shall not be unreasonably withheld or delayed.

(*) = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT AND ADDENDA, MARKED BY AN ASTERISK (AND BOLDED TYPE IN THE SEPARATE FILING), HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION ("SEC") PURSUANT TO SEC RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                   INGEN TECHNOLOGIES & INVACARE SUPPLY GROUP
              MEDICAL SUPPLY MASTER DISTRIBUTION A2REEMENT (CONT.)

16.   RELATIONSHIP BETWEEN PARTIES
      Each party hereto is an independent contractor, and nothing in this Agreement shall create or be construed to create a partnership, joint venture, or agency relationship. Ingen does not grant to ISG any authority of any kind to bind Ingen in any respect whatsoever. ISG does not grant to Ingen any authority of any kind to bind ISG in any respect whatsoever.

17.   PA RA GRA PH HEADINGS
      The headings of the paragraphs herein shall be for assistance purposes only and shall not alter, change or modify the meaning of the written paragraphs herein.

18.   SEVERABILITY
      In the event that any word, part, paragraph, or other portion of this Agreement shall be determined to be invalid, unlawful or inoperable, the remainder of this Agreement shall be severable, valid and effective as if such invalid, unlawful, or inoperable work, part, paragraph, or other portion of this Agreement was not included herein.

19.   NO WAIVER
      No failure to exercise and no delay in exercising any right, power or privilege granted under this Agreement shall operate as a waiver of such right, power or privilege. No single or partial exercise of any right, power or privilege granted under this Agreement shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

20.   RIGHT TO PARTICIPATE IN HEALTH CARE PROGRAMS
      a) Ingen represents and warrants that it is not debarred, suspended or otherwise ineligible to participate in any state or federal health care program. In the event that Ingen, during the term of this Agreement, becomes the subject of any investigation by any health care program agency (such as but not limited to the Office of Inspector General, Medicare or Medicaid), or becomes debarred, suspended or otherwise ineligible to participate in any health care program, ISG may terminate this Agreement immediately, without any notice or right to cure by Ingen.
      b) ISG represents and warrants that it is not debarred, suspended or otherwise ineligible to participate in any state or federal health care program. In the event that ISG, during the term of this Agreement, becomes the subject of any investigation by any health care program agency (such as but not limited to the Office of Inspector General, Medicare or Medicaid), or becomes debarred, suspended or otherwise ineligible to participate in any health care program, Ingen may terminate this Agreement immediately, without any notice or right to cure by ISG.

21.   ENTIRE A GREEMENT

      This Agreement, and the attachments hereto and incorporated herein, constitutes the entire agreement and understanding between the parties, and supersedes all prior oral and written understandings, representations and discussions between Ingen and ISG. This Agreement may not be changed or modified except by subsequent written amendment executed by both Ingen and ISG.

(*) = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT AND ADDENDA, MARKED BY AN ASTERISK (AND BOLDED TYPE IN THE SEPARATE FILING), HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION ("SEC") PURSUANT TO SEC RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                   INGEN TECHNOLOGIES & INVACARE SUPPLY GROUP
              MEDICAL SUPPLY MASTER DISTRIBUTION AGREEMENT (CONT.)

EACH PARTY HAS READ, UNDERSTOOD AND AGREED TO THIS AGREEMENT BY ITS DULY AUTHORIZED REPRESENT ATIVE SIGNING BELOW:


INGEN TECHNOLOGIES, INC.


Scott R. Sand                                  CEO & Chairman
---------------------------------              ---------------------------------
Name                                           Title


/s/ Scott R. Sand                              8/13/07
---------------------------------              ---------------------------------
Signature                                      Date


INVACARE SUPPLY GROUP, INC.


Gregory Bosco                                  Director of Marketing
---------------------------------              ---------------------------------
Name                                           Title


/s/ Gregory Bosco                              8/14/2007
---------------------------------              ---------------------------------
Signature                                      Date




                   ADDENDUMS A & B FOLLOW THIS SIGNATURE PAGE


                  [REMAINER OF PAGE INTENTIONALLY LEFT BLANK.]


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

                   INGEN TECHNOLOGIES & INVACARE SUPPLY GROUP
                  MEDICAL SUPPLY MASTER DISTRIBUTION AGREEMENT


                                   ADDENDUM A

PRICING PROGRAM  -  (*)

(*) = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT AND ADDENDA, MARKED BY AN ASTERISK (AND BOLDED TYPE IN THE SEPARATE FILING), HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION ("SEC") PURSUANT TO SEC RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                   INGEN TECHNOLOGIES & INVACARE SUPPLY GROUP
                  MEDICAL SUPPLY MASTER DISTRIBUTION AGREEMENT

                                   ADDENDUM B

SALES INCENTIVE:

Ingen Technologies agrees to pay a sales incentive to Invacare Supply Group, inc. (ISG) as set forth below:

          o Purchases> $300,000 annually: 1% rebate paid to ISG.
          o Purchases> $500,000 annually: 1.5% rebate paid to ISG.
          o Purchases> $750,000 annually: 2.0% rebate paid to ISG.
          o Purchases> $1,000,000 annually: 2.5% rebate paid to ISG.

If a rebate is earned, Ingen will pay the rebate to ISG within thirty (30) days of the end of the annual period.


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